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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                -------------------

                                     FORM 8-K

                                  CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: AUGUST 8, 1997
                          (DATE OF EARLIEST EVENT REPORTED)

                               --------------------

                            FEDERAL EXPRESS CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                DELAWARE
                         (STATE OF INCORPORATION)

        1-7806                                        71-0427007
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NO.)

                2005 CORPORATE AVENUE, MEMPHIS, TENNESSEE 38132
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (901) 369-3600

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ITEM 5. OTHER EVENTS

     On August 8, 1997, Federal Express Corporation (the "Registrant") announced that its insurance carriers have agreed to pay the full insured value of the Registrant's MD-11 N611FE which was destroyed in an airline accident Thursday, July 31 at Newark International Airport. The Registrant did not disclose the amount of the proceeds. The MD-11 which was leased by the Registrant from a third party who acquired the aircraft from the manufacturer, McDonnell Douglas Corporation, was financed with publicly issued pass through certificates, a form of debt instrument. The insurance proceeds will be used to prepay these certificates at par, to reimburse the owner of the aircraft for its investment in the aircraft and to pay certain expenses.

     The National Transportation Safety Board is continuing its investigation of the cause of the accident. The Registrant is cooperating fully in the NTSB's investigation.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FEDERAL EXPRESS CORPORATION

                                        By: /s/ MICHAEL W. HILLARD
                                            -----------------------------
                                            Michael W. Hillard
                                            Vice President & Controller
                                            (PRINCIPAL ACCOUNTING OFFICER)

Dated: August 13, 1997